Summary Prospectus Supplement	December 1, 2017

Putnam Multi-Cap Core Fund
Summary Prospectus dated August 30, 2017

Effective November 30, 2017, the sub-section Portfolio manager in the section Your fund’s management is replaced in its entirety with the following:

Portfolio manager
Gerard Sullivan, Portfolio Manager, portfolio manager of the fund since 2008

Assistant portfolio manager
Arthur Yeager, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2017

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